                                                                 EXHIBIT 10.11

                       DEVELOPMENT AND PURCHASE AGREEMENT

         Development and Purchase Agreement, dated March 16, 1996 (the "Effective Date"), among RASTER Graphics Inc., a California corporation ("RASTER"), and [*], a Delaware corporation.

         WHEREAS, [*], either itself or through one or more of its subsidiaries, including but not limited to [*] i [*], a [*] corporation ([*]) and [*], a [*] corporation ([*]), (all of which are hereinafter collectively referred to as [*]) intends to develop and produce [*] (as hereafter defined) and an [*]
(as hereafter defined) for use with such [*];

         WHEREAS, RASTER has developed, is developing or having developed on its behalf a product application into which it wishes to incorporate both the [*] and [*]; and

         WHEREAS, [*] desires to obtain commitments for use and purchase of the Products (as hereafter defined) and RASTER is willing to give such support and commitments;

         NOW, THEREFORE, the parties hereto agree as follows:

                             ARTICLE I - DEFINITIONS

         1.1. DEFINITIONS: As used herein, the following terms shall have the following meanings:

                  [*]: has the meaning specified in the first "Whereas" clause of this Agreement.

                  [*] - SPECIFICATION: means the design and performance, characteristics, specifications and criteria for the printheads set forth in ANNEX 1 hereto.

                  DEVELOPMENT FEE: has the meaning specified in Section 2.4.

                  RASTER: has the meaning specified in the preamble to this Agreement.

                  [*]

                  [*]

                  [*]

                  [*]

                  PRODUCT: means [*] [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            ARTICLE II - DEVELOPMENT

         2.1. [*] DEVELOPMENT. [*] shall undertake and have responsibility for a development program to develop a [*] meeting the specifications in Annex 1. [*] will use all commercially reasonable efforts to ensure that the delivery requirements identified in Annex 2 are met.

          2.2. [*] DEVELOPMENT. [*] shall undertake and have responsibility for a development program to develop an [*] capable of working with the RASTER
[*] product to be developed pursuant to Section 2.3 below. [*] will use all commercially reasonable efforts to ensure that the delivery requirements identified in Annex 3 are met.

         2.3. [*] DEVELOPMENT. RASTER has responsibility for development of a [*] product incorporating the [*] and [*] . [*] will make its personnel reasonably available to consult with RASTER regarding the technical specifications for the [*] and [*] .

         2.4. DEVELOPMENT FEE. RASTER will pay to [*] a fee (the "Development Fee") of [*] [*]. [*] [*] of such Development Fee will be payable on the Effective Date of this agreement, with the balance to be paid in two installments of [*] [*] and [*], payable on the three month and six month anniversary of the Effective Date, if [*] has met the [*] delivery requirements set forth in this agreement.

         The Development Fee described above will be fully refundable to RASTER if [*] is unable to deliver [*] and [*] Systems according to the schedules and specifications set forth in Annexes 1, 2 and 3.

         [*] further agrees that for a period of six (6) months after the Effective Date, it will not sell [*] to any other customer who has not paid a similar Development Fee and who intends to use the [*] in a [*] for a [*] , except that [*] may sell [*] without charging such a fee to other customers (i) that make a purchase volume commitment at least twice as large as the commitment of RASTER hereunder, or (ii) with whom [*], prior to the date hereof, has entered into a purchase agreement or other agreement including a pricing commitment for [*] ; and further provided that [*] shall be permitted to sell [*] samples for use in normal qualification and evaluation of the [*] technology without charging any such fee to the customer.

                        ARTICLE III - TESTING AND TOOLING

         3.1. TESTING AND TEST DATA. [*] will conduct ongoing performance and reliability testing to assure the compliance to the [*] specifications in Annex 1. [*] will make lifetime data for initial [*] production available to RASTER by March 1, 1996. [*] delivered to RASTER in March 1996 and later will comply with the specification in Annex 1, and test data supplied to RASTER will support the specified failure rates. In the event that [*] cannot supply [*] which meet the lifetime specification and supporting test data to show failure statistics which indicate that the specified failure rate has been achieved,

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

RASTER will have the option to terminate this contract and to have the Development Fee refunded. [*] will also establish quality control procedures to assure compliance to the [*] specification throughout the life of this agreement.

         3.2.     TOOLING.

                   (a) [*] will purchase, install on its premises and maintain in good working order all tooling necessary to manufacture [*] so as to meet the purchase schedule set forth in ANNEX 2.

                   (b) [*] will purchase, install on its premises and maintain in good working order all tooling necessary to manufacture [*] so as to meet the purchase schedule set forth in ANNEX 3. [*] shall obtain RASTER's prior approval before purchasing any special [*] tools or [*] tools to produce the [*]
 . If RASTER approves the purchase of special [*] tools or [*] tools to build the [*] , RASTER shall reimburse [*] for all such tooling costs incurred by [*] for the [*] within thirty days after request therefore by [*], and after [*] receives such reimbursement all such tooling shall be the property of RASTER. If special [*] tools or [*] tools are required to build the [*] and RASTER fails to approve their purchase, [*] shall have no obligation to refund any of the Development Fee.

                          ARTICLE IV - PRODUCT PURCHASE

         4.1.     PURCHASE COMMITMENT.

                   (a) Provided that [*] can deliver [*] and [*] in sufficient quantifies, RASTER agrees it shall purchase [*] of the [*] it requires from [*] for the product referred to in Section 2.3 hereof. Provided that [*] can deliver [*] and [*] according to the schedules provided in ANNEX 1, ANNEX 2, and ANNEX 3, RASTER will at a minimum purchase each month from [*] the number of [*] and quantities of [*] , for the respective purchase prices, as set forth in ANNEX 2 and ANNEX 3 respectively. The [*] purchased by RASTER shall only be used by RASTER in the [*] product developed pursuant to Section 2.3 hereof. In the event that RASTER requires [*] for a special application and the [*] provided by [*] is not suitable for such application, then RASTER shall give [*] at least 90 days written notice of the specifications for the [*] that is required. If [*] is unable to produce the [*] for the special application at the end of the 90 day period, then RASTER may purchase [*] for the special application from a supplier other than [*]. However, at such time as [*] is able to supply [*] suitable for the special application, it shall notify RASTER it is able to supply such [*] , and sixty days following the date [*] notifies RASTER it is able to supply such [*] RASTER shall also purchase [*] of the [*] for the special application from [*]. During the sixty day period after the date [*] notifies RASTER it is able to supply the [*] for the special application RASTER shall not purchase any more [*] for the special application from any third party supplier than RASTER reasonably expects to sell during such period. If [*] is unable to supply the [*] for the special application, nothing contained herein

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

shall relieve RASTER of it obligation to purchase [*] of the [*] provided pursuant to Section 2.1 from [*].

                   (b) RASTER's obligations under paragraph (a) of this Section
4.1 shall be unconditional and absolute, and shall not be deferred, excused, limited by any right of set-off or otherwise affected for any reason whatsoever (including but not limited to, failure of [*] to produce the requisite number of [*] because of a failure of RASTER to fulfill its obligations under Section 2.3).

         4.2.     DELIVERY, PAYMENT.

                   (a) All [*] purchased by RASTER under this Agreement will be delivered Ex Works (INCOTERMS 1990) at [*] factory in [*], [*]. All deliveries of [*] will be accompanied by an invoice issued by [*]. The invoice will state the amount owed by RASTER (including all sales, value-added or other taxes) in local currency of the point of origin of the [*] . RASTER shall pay such amount within 30 days of receipt of such invoice by wire transfer to such account at such bank as [*] shall designate in the invoice. Amounts outstanding after such 30 days period shall bear interest at the lower of 10% per annum and the maximum legal rate.

                   (b) All [*] purchased by RASTER under this Agreement will be delivered Ex Works (INCOTERMS 1990) at [*] factory. All deliveries of [*] will be accompanied by an invoice issued by [*]. The invoice will state the amount owed by RASTER (including all sales, value-added or other taxes) in local currency of the point of origin of the [*] . RASTER shall pay such amount within 30 days of receipt of such invoice by wire transfer to such account at such bank as [*] shall designate in the invoice. Amounts outstanding after such 30 days period shall bear interest at the lower of 10% per annum and the maximum legal rate.

     4.3.     WARRANTIES

                  (a) [*] warranty shall run to both RASTER and RASTER's customers. [*] warrants that the Products shall be free of defects in materials and workmanship for a period of one year from the date of product shipment by [*] hereunder. [*] obligations hereunder shall be limited, at [*] option, to repair and replacement of defective parts and materials or refund of the purchase price. Allegedly defective Products shall be returned [*] at the expense of RASTER or RASTER's customer, and upon receipt thereof
[*] shall determine whether the Product is defective. RASTER shall provide reasonable documentation to [*] to support any alleged defect in any Product. If [*] finds the product is defective, it shall reimburse RASTER or RASTER's customer for the cost of shipping the product to [*].


                  (b) [*] shall have no liability whatsoever under or as a result of any warranty, whether express or implied, made by RASTER to any of its customers.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (c) [*] shall not be liable to RASTER or any other person (including any purchaser of Products or [*] containing Products from RASTER) for any incidental, consequential or punitive damages or for any compensation for lost profits arising out of or in connection with this Agreement or the sale of Products.

         EXCEPT FOR THE EXPRESS WARRANTY SET FORTH IN THIS SECTION 4.3, THERE ARE NO WARRANTIES EXPRESS OR IMPLIED WITH RESPECT TO THE PRODUCTS, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         4.4      REPLACEMENTS AND RETURNS

                  (a) Replacement of Defective Products. RASTER may return to [*] any Product that RASTER believes is defective under [*]'s standard warranty contained herein provided that RASTER obtains a Return Material Authorization number prior to returning the Product to [*]. Upon receipt of the allegedly defective Product [*] shall test the Product, and at it's option and expense, repair or replace the Product, or refund the purchase price thereof. [*] shall pay all cost of shipment between [*] and RASTER in connection with any such repair or replacement.

                  (b) Modification of Products. [*] shall give RASTER at least ninety (90) days prior written notice of all engineering modifications to Products in RASTER's inventory if such changes effect form, fit, and function. If, in [*]'s judgment, such modifications preclude or materially limit
RASTER's sale of such product, [*] shall use reasonable efforts to assist
RASTER in the sale or other disposition of effected inventory. If, after such efforts, Products remain in RASTER's inventory, then [*] shall' offer to substitute modified Products at no additional charge to RASTER for the Products remaining in RASTER's inventory that are no more than 120 days old. [*] shall pay freight and shipping charges in connection with any such replacements.

                  (c) Introduction of New Products. [*] shall give RASTER at least ninety (90) days prior written notice of the introduction of any new products which, in [*]'s judgment, preclude or materially limit RASTER from selling any Products in its inventory, and [*] shall use reasonable efforts to assist RASTER in the sale or disposition of such existing inventory.

                  (d) Return Material Authorization. A Return Material Authorization shall be obtained by RASTER in connection with any return of Products under this agreement.

                        ARTICLE V - PATENTS AND LICENSES

         5.1. INVENTIONS AND DISCOVERIES. All patents for inventions or discoveries used or embodied in the [*] or [*], or for any method of manufacturing the [*] or [*], conceived or made heretofore or during the term of this Agreement, shall be assigned to and owned by [*] or its designee.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         5.2. [*]'S SALE OF [*]. Except as hereafter provided, as long as RASTER only purchases [*] for use in the [*] product developed by RASTER pursuant to Section 2.3 above from [*], [*] and its affiliates will not sell, distribute or market [*] (or any component thereof) for use in the [*] product developed by RASTER to end-users through the after market. In the event RASTER purchases [*] for use in the [*] product developed by RASTER pursuant to Section 2.3 above from a vendor other than [*], [*] and its affiliates may sell, distribute or market [*] (or any component thereof) to end-users through the after market.

                  5.3 INTELLECTUAL PROPERTY INDEMNITY. [*] agrees, at its expense to defend and indemnify RASTER in any suit, claim, or proceeding brought against RASTER alleging that the [*] or [*] under normal use, infringe a patent, copyright, trademark, trade secret obligation of [*] or a third party, provided that [*] is promptly notified of any such claim, given reasonable assistance from RASTER and exclusive control of the defense and settlement. Further [*] agrees to pay any damage and costs finally awarded against RASTER in any such suit by reason of infringement, but [*] shall have no liability for settlements or costs incurred without its consent. Should RASTER's use or sale of any Product or any part thereof be enjoined, or in the event that [*] desires to minimize its liability hereunder, [*] may, at its option and expense, either (a) substitute equivalent non-infringing Products for the infringing item, (b) modify the infringing item so that it no longer infringes but remains equivalent, or (c) obtain for RASTER the right to continue using such item. If none of the foregoing is feasible, [*] may obtain possession of the products which are the subject of the injunction or claim and refund to RASTER the purchase price, plus corresponding shipping costs paid by RASTER.
The foregoing indemnity shall not apply if and to the extent that an alleged infringement arises from the combination of any item or equipment not supplied by [*]. Further, such indemnity shall not apply and RASTER agrees to indemnify [*] against any damages and costs awarded against or incurred by [*] to the extent that an alleged infringement arises from [*] manufacture or assembly of any item to the specification or design of RASTER.

         The foregoing states the entire liability and obligation of manufacturer with respect to infringement or claims of infringement of any patent, copyright, trade secret or other intellectual property right by the Product or any part thereof.

                        ARTICLE VI - TERM AND TERMINATION

         6.1. TERM. Unless earlier terminated in accordance with Section 6.2., this Agreement shall terminate on December 31, 1997; provided, however, that RASTER has the right to renew the contract, if PASTIER is not then in default, for an additional twelve month period. Thereafter, this Agreement shall be automatically extended for successive periods of one year unless terminated by either party giving the other party at least three months written notice prior to the expiration of any such renewal period, or unless otherwise terminated in accordance with the provisions of this Agreement.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         6.2.     TERMINATION.

                  (a) In the event of a material breach of this Agreement by either [*] or RASTER not cured within forty-five (45) days following written notice thereof given by the party not in default to the party in default, then, and in addition to all other rights and remedies a party may have at law or in equity the party not in default may at its option terminate this Agreement and such termination shall become effective forty-five (45) days following the date of such notice; provided, however, that if such default involves a technical problem with the [*] or [*], then [*] shall have sixty (60) days from the receipt of written notice to cure the default before this Agreement may be terminated.

                  (b) [*] or RASTER shall have the right to terminate this Agreement by written notice of termination to other other, effective upon receipt of such notice by the other, in the event of any one of the following:
(i) liquidation of the other, (ii) insolvency or bankruptcy of the other, whether voluntary or involuntary, (iii) failure of a party to satisfy any judgment against it.

                  (c) Termination of this Agreement for any cause whatsoever shall in no manner interfere with, affect or prevent the collection by [*] of any and all sums of money due to it and then unpaid. Termination of the contract because of default by [*] will result in the refund of any remaining amount of the Development Fee.

                  (d) Upon expiration or termination of this Agreement for any reason, the rights conferred on RASTER pursuant to Section 5.2. shall cease, provided that RASTER may sell or otherwise dispose of its then-existing inventory of Products incorporating such rights.

                           ARTICLE VII - MISCELLANEOUS

         7.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Texas (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

         7.2. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         7.3. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

         7.4. ENTIRE AGREEMENT. This Agreement, including the ANNEXES hereto constitute the entire Agreement by the parties relating to the subject matter herein and supersedes all other prior and contemporaneous Agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         7.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         7.6. NOTICES. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed sufficiently given when delivered in person, or transmitted by telegram or telecopier (confirmed by mail) addressed as follows:

         if to [*], at:

                  [*]
                  [*]
                  [*]
                  Attn:  Vice-President, OEM Sales and Marketing

         if to RASTER, at:

                  RASTER Graphics, Inc.
                  3025 Orchard Parkway
                  San Jose, CA 95134
                  Attn:  Vice-President, Finance

         or, in each case, at such other address as may be specified in writing to the other parties hereto.

         7.7. NO JOINT VENTURE, ETC. The parties hereto are independent contractors and this Agreement does not constitute the parties having entered into a joint venture nor shall it constitute any party the agent or legal representative of the other party for any purposes whatsoever, and neither party shall have any express or implied right or authority to assume or to create any obligation or responsibility on behalf of or in the name of the other party or to bind the other party in any manner.

         7.8. ASSIGNMENT. This Agreement may not be assigned by any party without the prior written consent of the others, which consent will not be unreasonably withheld, except for assignment in the event of an acquisition or purchase of substantially all of the assets of a party.

         7.9. WAIVER, MODIFICATION. [*] or RASTER may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and
(iii) waive or modify performance of any of the obligations of the other under this Agreement. The waiver by party hereto of a breach on any provision of this Agreement shall not operate as or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege thereunder shall be deemed a waiver of such party's rights or privileges thereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times thereunder.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         7.10. FORCE MAJEURE. Except for the payment of monies owed, no party shall be responsible or liable to the others for, nor shall this Agreement be terminated as a result of, any delay or failure to perform any of its obligations thereunder, if such delay or failure results from circumstances beyond the control of such party, including but not limited to requisition by any government authority or any other governmental order or regulation, earthquake, failure of public utilities or common carriers, fire, flood, explosion, acts of God, epidemics, strikes, lockouts, riots or other civil commotion, wars or enemy action.

         7.11. DISCLOSURE. Each party agrees (and agrees to cause its affiliates, employees, agents and representatives) to comply with the terms of ANNEX 4 entitled Agreement number JE-96-05-537. RASTER hereby agrees and consents to the disclose by either [*] of the terms of this Agreement to the extent such disclosure may be reasonably requested by any person who shall have licensed to [*] or one its affiliates any intellectual property used in [*] or [*] .

         7.12 DISPUTE RESOLUTION. The sole and exclusive remedy with respect to any controversy, claim, or dispute between parties to this agreement arising under this agreement or common law, statutory or regulatory provision shall be recourse to arbitration in New York, New York in accordance with the then-effective Rules of Conciliation and Arbitration of The International Chamber of Commerce by three (3) arbitrators appointed according to those rules. Each party hereby waives any right it may have to any remedy in a court of law. Any award of the arbitrators shall be final and conclusive on the parties, judgment upon such award may be certified in any court of competent jurisdiction and no appeal shall lie therefrom. Notwithstanding the foregoing, either party may apply to a court of law (and equity) for injunctive relief; provided, that it is the intent of the parties that the merits of any claim will be ultimately determined by arbitration in the manner provided above.

         7.13 LEGAL EXPENSES. The prevailing party in any legal action brought by one party against the other and arising out of this agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorney's fees.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day first above written.


                                       [*]


                                       By:
                                          --------------------------------
                                          Name:  [*]
                                          Title:  Executive Vice President

                                       RASTER Graphics, Inc.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO DEVELOPMENT AND PURCHASE AGREEMENT DATED MARCH 16, 1996 BY AND BETWEEN RASTER GRAPHICS, INC., AND [*] INTERNATIONAL,

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      ANNEX 1


- ------------------------------------------------------------------------------------------------------------------------------

                                    [*]                      [*]                       [*]                        [*]

- ------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                          [*]                      [*]                       [*]                        [*]

- ------------------------------------------------------------------------------------------------------------------------------
ACTIVITY                            [*]                      [*]                       [*]                        [*]

- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
*[*]                              [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
*[*]                              [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
[*]                                 [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------
*[*]                              [*]                      [*]                       [*]                        [*]
- ------------------------------------------------------------------------------------------------------------------------------

[*] [*] [*] [*]
[*] [*]

[*] [*]

* [*] shall be subject to modification by [*] after testing which shall be completed by March 31, 1996, and must be a minimum of [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      ANNEX 2

FIRM ORDER FOR:

- -------------------------------------------------------------------------------------------------------------
          type                 delivery-date            pieces per month         prices per pcs in [*]

- -------------------------------------------------------------------------------------------------------------
   [*]                            12/15/95                 [*]                           [*]
- -------------------------------------------------------------------------------------------------------------
   [*]                            12/22/95                 [*]                           [*]
- -------------------------------------------------------------------------------------------------------------
   [*]                             Mar 96                  [*]                           [*]
- -------------------------------------------------------------------------------------------------------------
   [*]                           Apr-May 96                [*]                           [*]
- -------------------------------------------------------------------------------------------------------------
   [*]                           Jun-Jul 96                [*]                           [*]
- -------------------------------------------------------------------------------------------------------------
   [*]                           Aug-Oct 96                [*]                           [*]
- -------------------------------------------------------------------------------------------------------------
   [*]                        Nov 96 - Jan 97              [*]                           [*]
- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -    For further deliveries after those in the above table, RASTER will place a firm order for a minimum of three months with a nine month forecast.

- -    The delivery-dates and volumes for 2 months has always to be fixed; the delivery-dates for the rest of the firm order-volume can be moved, but has to be purchased within 3 month period.

- -    From January 1997 on, the price will depend on the volume for a 12 month period, with the volume dependency as shown in the table below.

- -    Prices for contract extensions will not be greater than those in the following table.

- -    Volumes for a 12 month period which are less than [*] will result in a back billing at a higher price as per the table below for the actual number of units ordered.

- -    If volumes are less than [*] between February 1997 and June
     1997, RASTER shall pay [*] an additional [*] per [*] required to be purchased from January 1996 through June 1997.

- ---------------------------------------------------------------------------------------------
                                              [*]                                  [*]
- ------------------------                            -----------------------------------------
        VOLUME OF ONE               [*]                    [*]                  PER PIECE
            ORDER                   [*]                    [*]                     [*]
- ---------------------------------------------------------------------------------------------
            [*]                     [*]                    [*]                     [*]
- ---------------------------------------------------------------------------------------------
            [*]                     [*]                    [*]                     [*]
- --------------------------------------------------------------------------------------------
            [*]                     [*]                    [*]                 on request
- ---------------------------------------------------------------------------------------------
            [*]                     [*]                    [*]                 on request
- ---------------------------------------------------------------------------------------------
            [*]                 on request             on request              on request
- ---------------------------------------------------------------------------------------------

For deliveries after November 1, 1996, [*] will credit [*] [*] for each
[*] [*] until [*], which RASTER has paid as a Development Fee, is reached.
[*] shall have no obligation to refund any amount to RASTER in the event RASTER fails to order enough [*] to recoup the Development Fee.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     ANNEX 3

FIRM ORDER FOR:

- ------------------------------------------------------------------------------
type              delivery-date     # [*]               price [*] in $
- ------------------------------------------------------------------------------
[*]         Jan-Mar 96              [*]                 [*]
- ------------------------------------------------------------------------------
[*]        Apr-July 96              [*]                 [*]
- ------------------------------------------------------------------------------
[*]         Aug-Oct 96              [*]                 [*]
- ------------------------------------------------------------------------------
[*]       Nov 96-Jan 97             [*]                 [*]
- ------------------------------------------------------------------------------

- -    For further deliveries after those in the above table, RASTER will place a firm order for a minimum of three months with a nine month forecast.

- -    Number of  [*]  in the above table are per month in total  [*] .

- -    Number of  [*]  will be at RASTER's choice.

- -    The delivery-dates and volumes for 2 months has always to be fixed, the delivery-dates for the rest of the firm order volume can be moved, but has to be purchased within three months.

- -     [*]

- -     [*]  will be delivered in  [*]  containing [*] of  [*] , and the price thereof will be based on a price of [*]  [*] .


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.